EXHIBIT 32

CERTIFICATION Pursuant to

18 U.S.C. Section 1350

Scott Absher, as Chief Executive Officer of SalesTactix, Inc. (the "Company"), and George LeFevre, as Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, that the Company's Annual Report of Form 10-KSB for the period ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the applicable requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 9, 2005	/s/ Scott Absher
Scott Absher
Chief Executive Officer

Dated: May 9, 2005	/s/ George LeFevre
George LeFevre
Chief Financial Officer